Exhibit 32

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pegasystems Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alan Trefler, Chairman and Chief Executive Officer of Pegasystems Inc., and Efstathios Kouninis, Vice President of Finance and Chief Accounting Officer of Pegasystems Inc., each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2016

/s/ ALAN TREFLER
Alan Trefler

Chairman and Chief Executive Officer

(Principal Executive Officer)

/s/ EFSTATHIOS KOUNINIS
Efstathios Kouninis

Vice President of Finance and Chief Accounting Officer

(Principal Accounting Officer)